ANNEX A

THE TRUST STUDENT LOAN POOL

The trust student loans owned by the trust were originally selected from a portfolio of consolidation student loans owned by Student Loan Marketing Association by employing several criteria, including requirements that each trust student loan as of the original cutoff date:

•
was guaranteed as to principal and interest by a guaranty agency under a guarantee agreement and the guaranty agency was, in turn, reinsured by the Department of Education in accordance with the FFELP;

•	contained terms in accordance with those required by the FFELP, the guarantee agreements and other applicable requirements;

•	was more than 120 days past the final disbursement;

•	was not more than 210 days past due;

•	did not have a borrower who was noted in the related records of the servicer as being currently involved in a bankruptcy proceeding; and

•	had special allowance payments, if any, based on the three-month commercial paper rate or the 91-day Treasury bill rate.

No trust student loan as of the original cutoff date was subject to the depositor’s or the Student Loan Marketing Association’s prior obligation to sell that loan to a third party. The Student Loan Marketing Association was dissolved on December 31, 2004 and all of its obligations were assumed by its affiliate, SLM Education Credit Finance Corporation.

Unless otherwise specified, all information with respect to the trust student loans is presented as of October 31, 2014, which is the statistical disclosure date.

The following tables provide a description of specified characteristics of the trust student loans as of the statistical disclosure date.  The aggregate outstanding principal balance of the loans in each of the following tables includes the principal balance due from borrowers, plus accrued interest of $2,663,775 to be capitalized as of the statistical disclosure date.  Percentages and dollar amounts in any table may not total 100% or whole dollars due to rounding.  The following tables also contain information concerning the total number of loans and total number of borrowers in the portfolio of trust student loans.  For ease of administration, the servicer separates a consolidation loan on its system into two separate loan segments representing subsidized and unsubsidized segments of the same loan.  The following tables reflect those loan segments within the number of loans.  In addition, 4 borrowers have more than one trust student loan.

The distribution by weighted average interest rate applicable to the trust student loans on any date following the statistical disclosure date may vary significantly from that in the following tables as a result of variations in the effective rates of interest applicable to the trust student loans and in rates of principal reduction.  Moreover, the information below about the weighted average remaining term to maturity of the trust student loans as of the statistical disclosure date may vary significantly from the actual

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term to maturity of any of the trust student loans as a result of prepayments or the granting of deferment and forbearance periods.

The following tables also contain information concerning the total number of loans and the total number of borrowers in the portfolio of trust student loans.

Percentages and dollar amounts in any table may not total 100% of the trust student loan balance, as applicable, due to rounding.

COMPOSITION OF THE TRUST STUDENT LOANS AS OF THE STATISTICAL DISCLOSURE DATE
Aggregate Outstanding Principal Balance	$840,779,758
Aggregate Outstanding Principal Balance – Treasury Bill	$111,644,206
Percentage of Aggregate Outstanding Principal Balance – Treasury Bill	13.28%
Aggregate Outstanding Principal Balance – One-Month LIBOR	$729,135,552
Percentage of Aggregate Outstanding Principal Balance – One-Month LIBOR	86.72%
Number of Borrowers	28,528
Average Outstanding Principal Balance Per Borrower	$29,472
Number of Loans	48,632
Average Outstanding Principal Balance Per Loan – Treasury Bill	$26,177
Average Outstanding Principal Balance Per Loan – One-Month LIBOR	$16,434
Weighted Average Remaining Term to Scheduled Maturity	188 months
Weighted Average Annual Interest Rate	6.12%

We determined the weighted average remaining term to maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum.

The weighted average annual borrower interest rate shown in the table is exclusive of special allowance payments.  The weighted average spread for special allowance payments to the 91-day Treasury bill rate was 3.10% as of the statistical disclosure date.

The weighted average spread for special allowance payments to the one-month LIBOR rate was 2.64% as of the statistical disclosure date.  See “Special Allowance Payments” in Appendix A to the preliminary remarketing memorandum.

For these purposes, the 91-day Treasury bill rate is the weighted average per annum discount rate, expressed on a bond equivalent basis and applied on a daily basis, for direct obligations of the United States with a maturity of thirteen weeks, as reported by the U.S. Department of the Treasury.

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DISTRIBUTION OF THE TRUST STUDENT LOANS BY BORROWER INTEREST RATES AS OF THE STATISTICAL DISCLOSURE DATE
Interest Rates	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than or equal to 3.00%	2	$99,845	*
3.01% to 3.50%	887	10,271,910	1.2%
3.51% to 4.00%	1,545	30,428,968	3.6
4.01% to 4.50%	8,842	108,161,597	12.9
4.51% to 5.00%	13,673	193,707,955	23.0
5.01% to 5.50%	2,394	42,542,103	5.1
5.51% to 6.00%	2,111	36,530,246	4.3
6.01% to 6.50%	3,613	63,394,558	7.5
6.51% to 7.00%	5,981	109,739,543	13.1
7.01% to 7.50%	1,467	31,200,430	3.7
7.51% to 8.00%	3,095	75,082,075	8.9
8.01% to 8.50%	3,537	90,591,642	10.8
Equal to or greater than 8.51%	1,485	49,028,886	5.8

Total	48,362	$840,779,758	100.0%

* Represents a percentage greater than 0% but less than 0.05%.

We determined the interest rates shown in the table above using the interest rates applicable to the trust student loans as of the statistical disclosure date.  Because trust student loans with different interest rates are likely to be repaid at different rates, this information is not likely to remain applicable to the trust student loans after the statistical disclosure date.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – Sallie Mae’s Student Loan Financing Business” in the original prospectus.

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DISTRIBUTION OF THE TRUST STUDENT LOANS BY OUTSTANDING PRINCIPAL BALANCE PER BORROWER AS OF THE STATISTICAL DISCLOSURE DATE
Range of Outstanding Principal Balance	Number of Borrowers	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than $5,000.00	4,911	$13,649,887	1.6%
$5,000.00-$ 9,999.99	3,477	26,333,589	3.1
$10,000.00-$14,999.99	4,305	53,292,379	6.3
$15,000.00-$19,999.99	2,734	47,283,199	5.6
$20,000.00-$24,999.99	2,071	46,609,763	5.5
$25,000.00-$29,999.99	1,841	50,566,708	6.0
$30,000.00-$34,999.99	1,443	46,583,699	5.5
$35,000.00-$39,999.99	1,175	43,887,472	5.2
$40,000.00-$44,999.99	928	39,418,850	4.7
$45,000.00-$49,999.99	809	38,343,717	4.6
$50,000.00-$54,999.99	656	34,325,328	4.1
$55,000.00-$59,999.99	539	30,940,002	3.7
$60,000.00-$64,999.99	494	30,831,884	3.7
$65,000.00-$69,999.99	412	27,731,622	3.3
$70,000.00-$74,999.99	337	24,361,274	2.9
$75,000.00-$79,999.99	316	24,430,205	2.9
$80,000.00-$84,999.99	240	19,831,937	2.4
$85,000.00-$89,999.99	232	20,291,675	2.4
$90,000.00-$94,999.99	169	15,651,283	1.9
$95,000.00-$99,999.99	175	17,073,304	2.0
$100,000.00 and above	1,264	189,341,982	22.5

Total	28,528	$840,779,758	100.0%

DISTRIBUTION OF THE TRUST STUDENT LOANS BY DELINQUENCY STATUS AS OF THE STATISTICAL DISCLOSURE DATE
Number of Days Delinquent	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0-30 days	46,094	$775,053,524	92.2%
31-60 days	1,021	24,210,180	2.9
61-90 days	434	12,356,495	1.5
91-120 days	268	6,244,898	0.7
121-150 days	270	7,821,602	0.9
151-180 days	143	3,837,907	0.5
181-210 days	120	2,906,240	0.3
Greater than 210 days	282	8,348,913	1.0

Total	48,632	$840,779,758	100.0%

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DISTRIBUTION OF THE TRUST STUDENT LOANS BY REMAINING TERM TO SCHEDULED MATURITY AS OF THE STATISTICAL DISCLOSURE DATE
Number of Months Remaining to Scheduled Maturity	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0 to 3	75	$18,287	*
4 to12	319	395,827	*
13 to 24	692	1,663,460	0.2%
25 to 36	4,263	9,954,128	1.2
37 to 48	2,107	7,647,795	0.9
49 to 60	1,621	8,174,892	1.0
61 to 72	1,619	10,809,904	1.3
73 to 84	1,521	12,559,047	1.5
85 to 96	6,291	46,012,946	5.5
97 to 108	3,119	29,023,393	3.5
109 to 120	2,058	24,628,610	2.9
121 to 132	2,580	52,136,967	6.2
133 to 144	2,091	48,409,427	5.8
145 to 156	4,473	77,969,902	9.3
157 to 168	2,334	46,376,837	5.5
169 to 180	1,538	33,787,592	4.0
181 to 192	1,273	28,932,679	3.4
193 to 204	1,065	27,707,236	3.3
205 to 216	3,195	90,911,869	10.8
217 to 228	1,509	47,393,785	5.6
229 to 240	1,069	38,019,444	4.5
241 to 252	788	30,227,480	3.6
253 to 264	585	24,277,658	2.9
265 to 276	595	28,752,306	3.4
277 to 288	477	23,989,233	2.9
289 to 300	401	20,781,151	2.5
301 to 312	302	17,543,348	2.1
313 to 324	138	9,036,516	1.1
325 to 336	132	9,273,179	1.1
337 to 348	102	7,922,053	0.9
349 to 360	178	15,142,890	1.8
361 and above	122	11,299,917	1.3

Total	48,632	$840,779,758	100.0%

* Represents a percentage greater than 0% but less than 0.05%.

We have determined the number of months remaining to scheduled maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools –Sallie Mae’s Student Loan Financing Business” in the original prospectus.

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DISTRIBUTION OF THE TRUST STUDENT LOANS BY CURRENT BORROWER PAYMENT STATUS AS OF THE STATISTICAL DISCLOSURE DATE
Current Borrower Payment Status	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Deferment	2,508	$53,013,992	6.3%
Forbearance	3,026	90,722,216	10.8
Repayment
First year in repayment	616	27,871,240	3.3
Second year in repayment	494	19,919,353	2.4
Third year in repayment	661	24,214,327	2.9
More than 3 years in repayment	41,327	625,038,630	74.3

Total	48,632	$840,779,758	100.0%

Current borrower payment status refers to the status of the borrower of each trust student loan as of the statistical disclosure date.  The borrower:

•	may have temporarily ceased repaying the loan through a deferment or a forbearance period; or

•	may be currently required to repay the loan – repayment.

See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools –Sallie Mae’s Student Loan Financing Business” in the original prospectus.

The weighted average number of months in repayment for all trust student loans currently in repayment is approximately 107.2 calculated as the term to maturity at the commencement of repayment less the number of months remaining to scheduled maturity as of the statistical disclosure date.

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SCHEDULED WEIGHTED AVERAGE REMAINING MONTHS IN STATUS OF THE TRUST STUDENT LOANS BY CURRENT BORROWER PAYMENT STATUS AS OF THE STATISTICAL DISCLOSURE DATE
	Scheduled Months in Status Remaining
Current Borrower Payment Status	Deferment	Forbearance	Repayment
Deferment	14.4	-	216.4
Forbearance	-	4.4	228.5
Repayment	-	-	180.8

We have determined the scheduled weighted average remaining months in status shown in the previous table without giving effect to any deferment or forbearance periods that may be granted in the future.  Of the $53,013,992 aggregate outstanding principal balance of the trust student loans in deferment as of the statistical disclosure date, $27,705,124 or approximately 52.3% of such loans are to borrowers who had not graduated as of that date.  We expect that a significant portion of these loans could qualify for additional deferments or forbearances at the end of their current deferment periods as the related borrowers continue their education beyond their current degree programs.  As a result, the overall duration of any applicable deferment and forbearance periods as well as the likelihood of future deferment and forbearance periods within this pool of trust student loans is likely to be higher than in other pools of student loans without similar numbers of in-school consolidation loans.  See Appendix A to the original prospectus.

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GEOGRAPHIC DISTRIBUTION OF THE TRUST STUDENT LOANS AS OF THE STATISTICAL DISCLOSURE DATE
State	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Alabama	341	$7,058,587	0.8%
Alaska	73	946,898	0.1
Arizona	973	18,045,898	2.1
Arkansas	279	4,611,331	0.5
California	5,535	105,206,196	12.5
Colorado	795	12,200,776	1.5
Connecticut	748	11,373,480	1.4
Delaware	128	2,513,905	0.3
District of Columbia	200	3,751,069	0.4
Florida	2,776	58,831,733	7.0
Georgia	1,733	37,475,968	4.5
Hawaii	118	1,966,147	0.2
Idaho	165	2,611,068	0.3
Illinois	2,374	35,949,709	4.3
Indiana	727	9,861,943	1.2
Iowa	294	4,658,877	0.6
Kansas	801	12,025,778	1.4
Kentucky	337	6,281,969	0.7
Louisiana	1,303	23,389,861	2.8
Maine	136	2,535,495	0.3
Maryland	1,345	26,831,564	3.2
Massachusetts	1,605	20,997,322	2.5
Michigan	1,252	24,013,816	2.9
Minnesota	916	13,949,210	1.7
Mississippi	415	6,947,273	0.8
Missouri	1,140	18,670,158	2.2
Montana	75	1,188,065	0.1
Nebraska	95	1,469,343	0.2
Nevada	350	6,757,932	0.8
New Hampshire	206	3,289,310	0.4
New Jersey	1,313	23,320,018	2.8
New Mexico	173	3,224,372	0.4
New York	3,586	59,584,438	7.1
North Carolina	1,268	20,640,637	2.5
North Dakota	28	440,563	0.1
Ohio	249	4,327,919	0.5
Oklahoma	1,181	19,849,008	2.4
Oregon	968	15,952,026	1.9
Pennsylvania	1,679	28,934,014	3.4
Rhode Island	119	2,462,442	0.3
South Carolina	523	10,301,375	1.2
South Dakota	40	495,985	0.1
Tennessee	810	14,566,696	1.7
Texas	4,629	75,082,198	8.9
Utah	160	2,511,434	0.3
Vermont	62	797,980	0.1
Virginia	1,575	25,724,093	3.1
Washington	1,655	23,874,543	2.8
West Virginia	194	3,105,007	0.4
Wisconsin	684	11,222,899	1.3
Wyoming	55	588,319	0.1
Other	446	8,363,111	1.0

Total	48,632	$840,779,758	100.0%

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We have based the geographic distribution shown in the table on the billing addresses of the borrowers of the trust student loans shown on the servicer’s records as of the statistical disclosure date.

Each of the trust student loans provides or will provide for the amortization of its outstanding principal balance over a series of regular payments.  Except as described below, each regular payment consists of an installment of interest which is calculated on the basis of the outstanding principal balance of the trust student loan.  The amount received is applied first to interest accrued to the date of payment and the balance of the payment, if any, is applied to reduce the unpaid principal balance.  Accordingly, if a borrower pays a regular installment before its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be less than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly greater.  Conversely, if a borrower pays a monthly installment after its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be greater than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly less.

In either case, subject to any applicable deferment periods or forbearance periods, and except as provided below, the borrower pays a regular installment until the final scheduled payment date, at which time the amount of the final installment is increased or decreased as necessary to repay the then outstanding principal balance of that trust student loan.

The servicer makes available to borrowers of student loans it holds (including the trust student loans) payment terms that may result in the lengthening of the remaining term of the student loans.  For example, not all of the loans sold to the trust provide for level payments throughout the repayment term of the loans.  Some student loans provide for interest only payments to be made for a designated portion of the term of the loans, with amortization of the principal of the loans occurring only when payments increase in the latter stage of the term of the loans.  Other loans provide for a graduated phase in of the amortization of principal with a greater portion of principal amortization being required in the latter stages than would be the case if amortization were on a level payment basis.  The servicer also offers an income-sensitive repayment plan, under which repayments are based on the borrower’s income.  Under that plan, ultimate repayment may be delayed up to five years.  Borrowers under trust student loans will continue to be eligible for the graduated payment and income-sensitive repayment plans.  These programs are applicable to the trust student loans and may be offered by the servicer to related borrowers at its discretion.

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The following table provides certain information about trust student loans subject to the repayment terms described in the preceding paragraphs.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY REPAYMENT TERMS AS OF THE STATISTICAL DISCLOSURE DATE
Loan Repayment Terms	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Level Repayment	27,472	$377,265,485	44.9%
Other Repayment Options(1)	21,160	463,514,273	55.1

Total	48,632	$840,779,758	100.0%

(1) Includes, among others, graduated repayment and interest-only period loans.

With respect to interest-only loans, as of the statistical disclosure date, there are 1,221 loans with an aggregate outstanding principal balance of $45,679,023 currently in an interest-only period.  These interest-only loans represent approximately 5.4% of the aggregate outstanding principal balance of the trust student loans.  Interest-only periods range up to 48 months in overall length.

The servicer may in the future offer repayment terms similar to those described above to borrowers of trust student loans who are not entitled to these repayment terms as of the statistical disclosure date.  If repayment terms are offered to and accepted by those borrowers, the weighted average life of the securities could be lengthened.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY LOAN TYPE AS OF THE STATISTICAL DISCLOSURE DATE
Loan Type	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Subsidized	24,076	$370,024,028	44.0%
Unsubsidized	24,556	470,755,730	56.0

Total	48,632	840,779,758	100.0%

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The following table provides information about the trust student loans regarding date of disbursement.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY DATE OF DISBURSEMENT AS OF THE STATISTICAL DISCLOSURE DATE
Disbursement Date	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
September 30, 1993 and earlier	135	$3,341,199	0.4%
October 1, 1993 through June 30, 2006	48,497	837,438,559	99.6
July 1, 2006 and later	0	0	0.0

Total	48,632	$840,779,758	100.0%

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Guaranty Agencies for the Trust Student Loans.  The eligible lender trustee has entered into a separate guarantee agreement with each of the guaranty agencies listed below, under which each of the guarantors has agreed to serve as guarantor for specified trust student loans.

The following table provides information with respect to the portion of the trust student loans guaranteed by each guarantor.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY GUARANTY AGENCY AS OF THE STATISTICAL DISCLOSURE DATE
Name of Guaranty Agency	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
American Student Assistance	2,604	$32,973,974	3.9%
College Assist	34	420,967	0.1
Educational Credit Management Corporation	1,043	20,571,273	2.4
Great Lakes Higher Education Corporation	846	17,332,386	2.1
Illinois Student Assistance Commission	2,310	30,557,202	3.6
Kentucky Higher Education Assistance Authority	183	3,427,033	0.4
Louisiana Office Of Student Financial Assistance	527	7,127,517	0.8
Michigan Guaranty Agency	895	14,588,377	1.7
Montana Guaranteed Student Loan Program	5	86,335	*
New Jersey Higher Education Student Assistance Authority	1,127	14,677,655	1.7
New York State Higher Education Services Corporation	4,772	73,109,430	8.7
Northwest Education Loan Association	4,898	70,765,019	8.4
Oklahoma Guaranteed Student Loan Program	1,213	18,425,795	2.2
Pennsylvania Higher Education Assistance Agency	4,003	65,031,575	7.7
Tennessee Student Assistance Corporation	653	9,972,862	1.2
Texas Guaranteed Student Loan Corporation	4,293	69,555,199	8.3
United Student Aid Funds, Inc.	19,226	392,157,160	46.6

Total	48,632	$840,779,758	100.0%

* Represents a percentage greater than 0% but less than 0.05%.

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SIGNIFICANT GUARANTOR INFORMATION

The information shown for the Significant Guarantor relates to all student loans, including but not limited to trust student loans, guaranteed by the Significant Guarantor.

We obtained the following information from various sources, including from the Significant Guarantor and/or from the Department of Education.  None of the depositor, Navient CFC, the servicer, their affiliates or the remarketing agents has audited or independently verified this information for accuracy or completeness.

UNITED STUDENT AID FUNDS, INC.

United Student Aid Funds, Inc. (“USA Funds”) was organized as a private, nonprofit corporation under the General Corporation Law of the State of Delaware in 1960.   In accordance with its Certificate of Incorporation, USA Funds: (i) maintains facilities for the provision of guarantee services with respect to approved education loans made to or for the benefit of eligible students who are enrolled at or plan to attend approved educational institutions; (ii) guarantees education loans made pursuant to certain loan programs under the Higher Education Act, as well as loans made under certain private loan programs; and (iii) serves as the designated guarantor for education-loan programs under the Higher Education Act of 1965, as amended (“the Act”) in Arizona, Hawaii and certain Pacific Islands, Indiana, Kansas, Maryland, Mississippi, Nevada and Wyoming.

USA Funds contracts with Navient Solutions, Inc., a wholly owned subsidiary of Navient Corporation. USA Funds also contracts with Student Assistance Corporation, a wholly owned subsidiary of Navient Corporation. Navient Corporation and its subsidiaries are not sponsored by nor are they agencies of the United States of America.

Effective December 13, 2004, USA Funds became the sole member of the Northwest Education Loan Association, a guarantor serving the states of Washington, Idaho and the Northwest.

For the purpose of providing loan guarantees under the Act, USA Funds has entered into various agreements (collectively, the “Federal Reinsurance Agreements”) with the U.S. Secretary of Education (the “Secretary”). Pursuant to the Federal Reinsurance Agreements, USA Funds serves as a “guaranty agency” as defined in Section 435(j) of the Act. The Act allows the Secretary, after giving the guaranty agency notice and the opportunity for a hearing, to terminate the Federal Reinsurance Agreements if the Secretary determines that the administrative or financial condition of the guaranty agency jeopardizes the agency’s continued ability to perform its responsibilities under its guaranty agreement, it is necessary to protect the federal financial interest, or to ensure the continued availability of loans to student- or parent-borrowers.

Reinsurance is paid to USA Funds by the Secretary in accordance with a formula based on the annual default rate of loans guaranteed by USA Funds under the Act and the disbursement date of loans. The rate of reinsurance ranges from 100 percent to 75 percent of USA Funds’

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losses on default-claim payments made to lenders. The Higher Education Amendments of 1998 (the “1998 Reauthorization Law”) reduced the reinsurance coverage for loans in default made on or after Oct. 1, 1998, to a range from 95 percent to 75 percent based upon the annual default claims rate of the guaranty agency.  Reinsurance on non-default claims remains at 100 percent.

The 1998 Reauthorization Law requires guaranty agencies to establish two (2) separate funds, a federal reserve fund (property of the United States) and an agency operating fund (property of the guaranty agency). The federal reserve fund is to be used to pay lender claims and to pay a default-aversion fee to the agency operating fund. The agency operating fund is to be used by the guaranty agency to pay its operating expenses.

On March, 30, 2010, President Obama signed into law the Health Care and Education Reconciliation Act of 2010 (Public Law 111-152), which ended the origination and guarantee of new loans under the Federal Family Education Loan Program, effective for loans whose first disbursement was after June 30, 2010. As a result of the statute, USA Funds will continue to administer a portfolio of outstanding FFELP loans, but no longer may guarantee new federal student loans.

As of September 30, 2013, USA Funds held net assets on behalf of the federal reserve fund of approximately $193 million. Through September 30, 2013, the outstanding, unpaid, aggregate amount of principal and interest on loans that had been directly guaranteed by USA Funds under the Federal Family Education Loan Program was approximately $61.6 billion.  Also, as of September 30, 2013, USA Funds had operating fund assets totaling almost $1.2 billion, which includes the $193 million of net assets held on behalf of the Federal Reserve Fund.

USA Funds’ “reserve ratio” complies with the U.S. Department of Education definition, which is determined by dividing the fund balance reserves, including non-cash allowance and other non-cash assets, in a guarantor’s federal reserve fund, by the total amount of loans outstanding. Following this formula, the reserve ratio for the federal reserve fund administered by USA Funds for the last five fiscal years was as follows:

	Reserve Ratio
	Federal Fiscal Year
Guarantor	2009	2010	2011	2012	2013
United Student Aid Funds, Inc.	0.380%	0.400%	0.394%	0.354%	0.313%

 USA Funds’ “recovery rate,” which provides a measure of the effectiveness of the collection efforts against defaulted borrowers after the guarantee claim has been satisfied, is determined by dividing the amount recovered from borrowers by USA Funds during the fiscal year by the aggregate amount of default claims paid by USA Funds outstanding at the end of the prior fiscal year. For the last five fiscal years, the “recovery rate” was as follows:

	Recovery Rate
	Federal Fiscal Year
Guarantor	2009	2010	2011	2012	2013
United Student Aid Funds, Inc.	36.19%	32.90%	32.17%	31.82%	30.55%

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USA Funds’ “loss rate” represents the percentage of claims purchased from lenders but not covered by reinsurance.  For the last five fiscal years, the “loss rate” was as follows:

	Loss Rate
	Federal Fiscal Year
Guarantor	2009	2010	2011	2012	2013
United Student Aid Funds, Inc.	4.48%	4.66%	4.71%	4.73%	4.74%

In addition, USA Funds’ “claims rate” represents the percentage of federal reinsurance claims paid by the Secretary during any fiscal year, less amounts remitted to the Secretary for defaulted loans that are rehabilitated relative to USA Funds’ existing portfolio of loans in repayment at the end of the prior fiscal year. For the last five fiscal years, the “claims rate” was as follows:

	Claims Rate
	Federal Fiscal Year
Guarantor	2009	2010	2011	2012	2013
United Student Aid Funds, Inc.	1.92%	1.69%	1.69%	1.58%	1.41%

USA Funds is headquartered in Fishers, Indiana. USA Funds will provide a copy of its most recent annual report upon receipt of a written request directed to its headquarters at P.O. Box 6028, Indianapolis, Indiana 46206-6028, Attention: Vice President, Corporate and Marketing Communications.

2003-4